EXHIBIT 10.4


                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into as of the 10th day of December, 2004, by and among Franklin Capital Corporation (the "Company"), and Apex Financial Management Services L.L.C. (the "Consultant").

                                   WITNESSETH:

WHEREAS, Consultant is recognized as an Accounting Consulting Company with an expertise in private equity; and

WHEREAS, the Company desires to retain Consultant to provide services related to and in support of efforts in which Consultant has expertise;

NOW, THEREFORE, in consideration of the mutual conditions and promises herein contained, the parties hereto agree as follows:

      1.    CONSULTING   SERVICES.   Consultant   shall   furnish   the  Company
            professional services that include but are not limited to the following:

            (i) Comprehensive financial support including the preparation of quarterly and annual financial statements.

            (ii) Creation of documents, spreadsheets and analyses to facilitate the year-end audit and federal tax return preparation by the Company's external auditors.

            (iii)   Assistance  in  any  legal   proceedings   relating  to  the
            performance or nonperformance of any act concerning the activities of the Company.

            (iv) Attendance at meetings as reasonably required.

      2. TERM. The term of this Agreement shall begin on December 10, 2004 and shall terminate upon the earlier of: (i) the cessation of the business of the Company; (ii) the death or substantial disability of the Consultant's Managing Member, William B. Horne; or (iii) May 10, 2005.

      3.    EXTENSION AND TERMINATION.

            (i) If Consultant shall be terminated by the Company, Consultant shall be entitled to any amounts due and owing as compensation under this Agreement to the extent earned, as defined herein, on a pro-rata basis, plus reimbursement for expenses.

            (ii) This Agreement can be terminated by either party on sixty (60) days written notice provided in accordance with the terms hereof.

      4. DISABILITY OR DEATH. Substantially disabled is defined as a period of thirty (30) consecutive days that William B. Horne is unable, as a result of any physical, mental or emotional illness, ailment, or accident to effectively discharge Consultant's duties hereunder. If William B. Horne shall be substantially disabled as defined herein, the Company may then immediately upon Notice to the Consultant terminate this Agreement and the Company's obligation to pay the Consultant the Compensation hereunder.

      5. COMPENSATION. For all services that Consultant renders to the Company or any of its subsidiaries or affiliates during the term hereof, the Company will pay Consultant $4,200.00 per month, payable on the last day of each calendar month. If any month that this Agreement is in effect consists of less than the entire month, the amount payable shall be determined by an amount equal to $4,200.00 multiplied by the actual number of days the Agreement is in effect for that month divided by 30 days. Additionally, at such time as the


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            Company is able to issue non-qualified  options to its employees and consultants, the Company will grant Consultant an option for 26,000 shares of the common stock of the Company. Such options will vest over a two year period at an exercise price equal to the closing price of the Company's common stock on the date of grant. Specific terms of the option grant will be detailed in a stock option agreement executed between the Company and the Consultant.

      6. CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY. Each party acknowledges that all material and information which has or will come into the possession and knowledge of each in connection with this Agreement or the performance hereof, consists of confidential and proprietary data, whose disclosure to or use by third parties will be damaging. Both parties, therefore, agree to hold such material and information in strictest confidence, not to make use thereof other than for the performance of this Agreement, to release it only to employees requiring such information, and not to release or disclose it to any other party.

      7. ACTS DISCREDITABLE. Consultant shall at all times refer to the Company in terms that further their business objectives. Consultant shall not refer to the Company in a manner that damages their position in the marketplace.

      8. EXPENSES. The Company shall be responsible for any and all expenses which Consultant reasonably incurs in performing the duties assigned hereunder. The Consultant shall be responsible to provide reasonable corroboration to the Company of any such expenses.

      9. SEVERABLE PROVISIONS. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially enforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

      10. BINDING AGREEMENT. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. The rights, obligations and duties of Consultant hereunder may not be assigned or delegated without the Company's prior written consent.

      11. RELATIONSHIP OF PARTIES. The Company and Consultant are independent contractors. Both parties acknowledge and agree that Consultant's engagement hereunder is not exclusive and that either party may provide to, or retain from, others similar such services provided that it does so in a manner that does not otherwise breach this Agreement. Neither party is, nor shall claim to be, a legal agent, representative, partner or employee of the other, and neither shall have the right or authority to contract in the name of the other nor shall it assume or create any obligations, debts, accounts or liabilities for the other.

      12. NOTICES. Any notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, two (2) days after being mailed postage prepaid by certified or registered mail with return receipt requested, or when delivered by overnight delivery service or by facsimile to the recipient at the following address or facsimile number, or to such other address or facsimile number as to which the other party subsequently shall have been notified in writing by such recipient:

                  If to the Company:

                           Franklin Capital Corporation
                           100 Wilshire Blvd.
                           Suite 1500
                           Santa Monica, CA 90401
                           Attn: Milton C. Ault, III
                           Facsimile (310) 752-1481


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                  If to the Consultant:

                           Apex Financial Management Services
                           25946 SE 22nd Place
                           Sammamish, WA 98075
                           Attn: William B. Horne
                           Facsimile (206) 262-0843

      13. WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions as to future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted the parties herein are cumulative and the waiver by a party of any single remedy shall not constitute a waiver of such party's right to assert all other legal remedies available to him or it under the circumstances.

      14. GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the substantive laws of the State of California without reference to conflicts of law.

      15. CAPTIONS AND SECTION HEADINGS. The various captions and section headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of any of the provisions of this Agreement.

      16. ENTIRE AGREEMENT. With respect to its subject matter, this Agreement and its Exhibits constitute the entire understanding of the parties superseding all prior agreements, understandings, negotiations and discussions between them whether written or oral, and there are no other understandings, representations, warranties or commitments with respect thereto. Further, no amendments to this Agreement shall be effective unless in writing and signed by duly authorized representative of both parties.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                                      FRANKLIN CAPITAL CORPORATION


                                      By:  /s/ Milton Ault
                                        ----------------------------------------
                                        Milton "Todd" Ault III
                                        CEO

                                      APEX FINANCIAL MANAGEMENT SERVICES, L.L.C.


                                      By:  /s/ William B. Horne
                                        ----------------------------------------
                                        William B. Horne
                                        Managing Member




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